SENIOR LOAN AGREEMENT

This Senior Loan Agreement (the “Agreement”) dated May 22, 2013, is by and among Justin Yorke, as the lenders’ representative, (the “Lenders’ Representative”), and the lenders listed on Exhibit 1 attached hereto (with the Lenders’ Representative, collectively, the “Lenders”)  on the one hand, and Heatwurx Inc., a Delaware corporation (“Borrower”), on the other hand.

Recitals

WHEREAS, HWX is in the business of Asphalt Preservation and Repair Equipment; and

WHEREAS, the Lenders are investors in Borrower and want to provide Borrower with a bridge loan to meet its short-term capital needs; and

WHEREAS, Borrower has indicated that it would like to borrow $1,000,000 and will secure the Indebtedness with a senior lien on certain of the Company’s assets; and

WHEREAS, the parties desire that the Lenders will loan Borrower money to be used to meet its capital needs as set forth in Exhibit 2, which is attached hereto, subject to certain terms.

THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as set forth below.

1.

Principal. FOR VALUE RECEIVED, Borrower promises to unconditionally pay to the order of Lenders, their successors or assigns the principal amount of One Million Dollars ($1,000,000.00 USD)(the “Loan Amount”), together with interest pursuant to this Loan Agreement and the corresponding promissory notes documenting the Loan Amount.   Lenders shall wire the Loan Amount to Borrower on or before 5:00pm EST on Thursday, May 23, 2013.

2.

Interest Rate. The rate of interest for the Loan Amount shall be TWELVE PERCENT (12%) per annum and promissory notes similar to the sample attached hereto (“Note”) will be due on September 15, 2013 (the “Maturity Date”). Interest shall be calculated on the basis of a year of 365 days applied to the actual days on which there exists an unpaid balance under each Note.

3.

Origination Fee.  Within 10 days of the date of this Agreement, Borrower shall pay to each of the Lenders an origination fee of one and one-half percent (1.5%) by check to the Lenders at the address specified for the Lenders in Borrower’s corporate records.  The aggregate amount of the origination fee is $15,000.

4.

Principal and Interest Repayments.

 Interest on each Note shall be payable monthly on the first day of each month.  In addition, Borrower shall repay the entire principal of the Loan Amount as well as all accrued interest according to the terms of this Agreement and the individual Notes on the Maturity Date.

5.

Default Notice. Upon the occurrence of a breach of this Agreement, the defaulting party is entitled to receive written notice specifying the breach.  Such notice shall be sent immediately upon discovery of the breach.  The defaulting party shall then be entitled to fifteen (15) days in which to cure the problem.  Events of Default are defined in the Notes and the Security Agreement, which are incorporated herein by this reference.

6.

Rights and Remedies upon Default. The credit extended under the $1,000,000 loan shall be secured by the assets of Borrower, except for certain equipment Borrower has financed through CAT Financial which has a security interest in such assets, and Lenders shall be entitled to file a UCC lien (or a similar document) to secure its loans.  In the event that Borrower is unable to repay, after written notice of default and the expiration of the 15-day cure period, Lenders may foreclose on its collateral in accordance with the terms of the Senior Security Agreement of even date herewith.

7.

Non-Waiver. No course of dealing between the parties hereto, or any failure or delay on the part of a party in exercising any rights or remedies hereunder, shall operate as a waiver of any rights or remedies of that party under this or any other applicable instrument.  No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

8.

Notices.  All notices or communications under this Agreement shall be mailed, postage prepaid, or delivered to the following addresses (or to such other address as shall at any time be designated by any party in writing to the other party).  All notices required to be given hereunder shall be delivered to the other in writing by hand or by US mail to the following parties at the following addresses:

If to Borrower:

Stephen Garland, Chief Executive

Heatwurx Inc.

6041 Syracuse Way, Suite 315

Englewood, CO 80112

If to Lenders:

Justin Yorke, Lenders’ Representative

4 Richland Place

Pasadena, CA  91103

Rejection or other refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the effectiveness or the date of delivery for any notice sent in accordance with the foregoing provisions.

9.

Binding Agreement; Survival.  This Agreement shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

10.

Entire Agreement; Integration Clause. This Agreement sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Agreement supersedes and nullifies all other agreements made between the parties hereto.  The Senior Security Agreement and the sample Note are exhibits to this Agreement and are incorporated into the Agreement as if set forth fully herein.

11.

No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

12.

Governing Law; Jurisdiction; Venue.  This Agreement, and all matters arising directly and indirectly herefrom (the “Covered Matters”), shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between parties in Delaware. The Company irrevocably submits to the personal jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Company in connection with any such suit, action or proceeding may be served on the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

13.

Successors and Assigns. This Note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and assigns of the Holder.

14.

Attorneys’ Fees. In the event of any suit or action to enforce or interpret any provision of this Agreement or otherwise arising out of this Agreement, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.  The determination of who are the prevailing party and the amount of reasonable attorney fees to be paid to the prevailing party will be decided by the arbitrator, before which the matter is tried, heard, or decided subject to this Section.

15.

Severability. To the extent any provision herein violates any applicable law, that provision shall be considered void and the balance of this Agreement shall remain unchanged and in full force and effect.

16.

Counterparts. This Agreement may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.

[Signature page follows]

EXECUTED AS OF THE ABOVE DATE

BORROWER Heatwurx Inc. a Delaware corporation By:/s/ Stephen Garland Name: Stephen Garland Title: Chief Executive Officer

LENDERS

JMW FUND, LLC, SAN GABRIEL FUND, LLC, AND RICHLAND FUND, LLC

By:/s/ Justin Yorke

Name: Justin Yorke

Title: Lenders’ Representative, and Manager of JMW Fund, LLC, San Gabriel Fund, LLC, and Richland Fund

/s/ Daryl Monday

DARYL MONDAY

/s/ Gus Blass, III

GUS BLASS III

CAPITAL PROPERTIES LLC

By:/s/ Gus Blass III

Name: Gus Blass III

Title: Manager

/s/ Gus Blass II

GUS BLASS II

Exhibits:

Exhibit 1

Lender Information

Exhibit 2

Use of Proceeds

Exhibit 3

Sample Promissory Note

Exhibit 4

Form of Senior Security Agreement

Exhibit 1

List of Lenders

JMW Fund, LLC

$100,000

San Gabriel Fund, LLC

$100,000

Richland Fund, LLC

$50,000

Darryl Monday

$250,000

Gus Blass III

$125,000

Capital Properties LLC

$125,000

Gus Blass II

$250,000

Exhibit 2

Use of Proceeds

Use of Proceeds		
Purpose	**Amount**	**Percent**
Employee and Consulting Costs	$500,000	50.00%
General Working Capital	$210,000	21.00%
Interest, Lease and Loan Payments (1)	$102,000	10.20%
Marketing	$68,000	6.80%
Offering Costs	$50,000	5.00%
Demo Team and Corporate Travel	$53,000	5.30%
Patent and R&D	17,000	1.70%
Total	$1,000,000	100.00%

(1) - Note that the Company has an obligation to pay accrued dividends on its Series C Preferred Shares. This payment may be in either stock or cash, at the Company's election. As of 4/30/13, the accrued dividend is approximately $89,000. This amount is not reflected in the use of proceeds listed above. If the dividend is paid in cash, this would reduce the amount available for general working capital.

Exhibit 3

Sample Note

THIS NOTE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER SUCH ACT AND SECURITIES LAWS.

SENIOR SECURED PROMISSORY NOTE

$________

May 23, 2013

Greenwood Village, Colorado

FOR VALUE RECEIVED, HEATWURX, INC. (the “Borrower”), hereby unconditionally promises to pay to the order [NAME OF HOLDER] (the “Holder”), the principal sum of [AMOUNT OF LOAN] Thousand U.S. Dollars (the “Principal Amount”), together with accrued and unpaid interest thereon (as provided below).

This Senior Secured Promissory Note (the “Note”) is made by the Borrower in favor of Lender for purposes of providing ongoing working capital funding to Borrower, and is secured by the collateral described in that certain Senior Security Agreement dated concurrently herewith by and between the Borrower and the Lender (the “Security Agreement”).

This Note is one of a series of senior secured notes in the aggregate principal amount of $1,000,000, each of like tenor and ranking without priority over one another (collectively, the “Notes”), made by the Company in favor of certain lenders (the “Lenders”), issued by the Company pursuant to the terms of a Loan Agreement between the Borrower and the Lenders dated May 22, 2013 (the “Loan Agreement”). Any payments made by the Company with respect to this Note or any of the other Notes shall be made to each of the Lenders on a pro rata basis in accordance with the aggregate principal and interest owing under each of the Notes then outstanding.  To the extent any Lender of a Note receives any payment in excess of its pro rata share of such payment, such amount shall be held in trust and delivered over to the Purchasers then entitled to receive such amounts.

In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.

1.

Interest Rate and Repayment of Principal Amount. The Principal Amount outstanding under this Note shall accrue interest at the rate of TWELVE PERCENT (12%) per annum beginning on May 23, 2013 (“Issuance Date”). Interest will be payable in equal monthly installments on the first day of each month, commencing on the first day of the month following the Issuance Date and ending on the Maturity Date (as defined in the Loan Agreement). Interest shall be calculated on the basis of a year of

365 days applied to the actual days on which there exists an unpaid balance under this Note. The Principal Amount and all then-accrued and unpaid interest shall be payable on the Maturity Date.

2.

Repayment Extension. If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the State of Delaware are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest under this Note.

3.

Manner and Application of Payments. All payments due hereunder shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, in immediately available funds, without offset, deduction or recoupment. Any payment by check or draft shall be subject to the condition that any receipt issued therefore shall be ineffective unless the amount due is actually received by the Holder. Each payment shall be applied first to the payment of any and all costs, fees and expenses incurred by or payable to the Holder in connection with the collection or enforcement of this Note, second to the payment of all unpaid late charges (if any), third, to the payment of all accrued and unpaid interest hereunder and fourth, to the payment of the unpaid Principal Amount, or in any other manner which the Holder may, in its sole discretion, elect from time to time.

4.

Security Interest.  The full and prompt repayment of the Obligations (as defined below), including this Note, is secured by collateral pursuant to the terms of the Security Agreement.  The Borrower agrees to take any and all actions reasonably necessary and/or appropriate in order for the Holder to secure its rights under the Security Agreement.  The term “Obligations” shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to the Holder by the Borrower of any nature whatsoever, including all past, present and future indebtedness and liabilities of the Borrower to the Holder for the payment of money (extending to the Principal Amount and all interest, fees, late charges, expense payments, liquidation costs, and attorneys’ fees and expenses), whether similar or dissimilar, related or unrelated, matured or unmatured, direct or indirect, contingent or noncontingent, primary or secondary, alone or jointly with others, now due or to become due, now existing or hereafter created, and whether or not now contemplated.

5.

Prepayment. The Borrower shall have the right to prepay this Note in whole or in part, at any time or from time to time, without premium, penalty or prior written notice to the Holder.

6.

Events of Default; Remedies.

(a)

Events of Default. Each of the following events shall constitute an “Event of Default” under this Note if such event has not been cured within 15 days of written notice of such event to the Borrower: (i) failure of the Borrower to pay any principal or other amount due hereunder when due, or failure of the Borrower to comply with the other terms, covenants or conditions contained in this Note;; (ii) the commencement, whether voluntary or involuntary, of a case under the laws of the United States, or any other proceeding or action seeking reorganization, liquidation, dissolution or other relief under bankruptcy or insolvency statutes or similar laws, or the appointment of a receiver, trustee or custodian for the Borrower or all or a material portion of the Borrower’s assets or property; or (iii) the dissolution, liquidation, or winding-up of the Borrower. Notwithstanding the foregoing, a merger or consolidation approved in advance in writing by the Holder with a company that assumes responsibility for all obligations of the Borrower under this Note, and is approved in writing in advance of such event by the Holder, shall not constitute an Event of Default.

(b)

Remedies. Upon the occurrence of an Event of Default, and without demand or notice of any kind: (i) all outstanding amounts under this Note (including the outstanding Principal

Amount plus any accrued and unpaid interest less any principal payments previously made) shall become immediately due and payable; and (ii) the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise, including enforcement of its security interest under the Security Agreement.

(c)

Remedies Cumulative. Each right, power and remedy of the Holder hereunder shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Holder of any or all such other rights, powers or remedies. No failure or delay by the Holder to insist upon the strict performance of any one or more provisions of this Note or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof or preclude the Holder from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any amount of principal of or interest on this Note, or other amounts payable on demand, the Holder shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Note or other amounts payable on demand, or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note.

(d)

Costs of Collection. If this Note is placed in the hands of an attorney for collection following the occurrence of an Event of Default hereunder, the Borrower agrees to pay to the Holder upon demand all reasonable costs and expenses, including, without limitation, all reasonable attorneys’ fees and court costs incurred by the Holder in connection with the enforcement or collection of this Note (whether or not any action has been commenced by the Holder to enforce or collect this Note) or in successfully defending any counterclaim or other legal proceeding brought by the Borrower contesting the Holder’s right to collect the outstanding Principal Amount and/or interest thereon. The obligation of the Borrower to pay all such costs and expenses shall not be merged into any judgment by confession against the Borrower. All of such costs and expenses shall bear interest at the higher of the rate of interest provided herein from the date of payment by the Holder until repaid in full.

7.

Miscellaneous.

(a)

Jurisdiction and Venue. THE BORROWER AND HOLDER HEREBY AGREE THAT ANY FEDERAL COURT IN THE STATE OF DELAWARE OR ANY STATE COURT LOCATED IN NEW CASTLE COUNTY, DELAWARE SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER AND HOLDER PERTAINING DIRECTLY OR INDIRECTLY TO THIS NOTE. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. FURTHER, THE BORROWER HEREBY WAIVES THE RIGHT TO ASSERT THE DEFENSE OF FORUM NON CONVENIENS AND THE RIGHT TO CHALLENGE THE VENUE OF ANY COURT PROCEEDING COMMENCED PURSUANT TO THIS SECTION 6(a).

(b)

Amendment and Waivers. No delay or failure on the part of Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No modification, amendment or waiver of any provision of this Note or consent to departure therefrom shall be effective unless in writing and signed by the Borrower and the Holder. The Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note.

(c)

Assignment. This Note is not assignable by either party unless such assignment is consented to in writing by the other party, except that the Holder may assign its rights hereunder to any of its Affiliates (as defined in the Exchange Agreement) after giving the Borrower written notice at the time of such assignment stating the name and address of the assignee, and provided that such assignee expressly agrees in writing with the Borrower to be bound by and to comply with all of the terms and conditions of this Note. Anything contained herein to the contrary notwithstanding, the Holder (and its permitted assignees) shall not, without the consent of the Borrower, be permitted to assign any rights and/or benefits hereunder to a person that is then actively engaged in a business that is directly competitive with the business then primarily and actively conducted or engaged in by the Borrower. Subject to the foregoing, this Note and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors or permitted assigns.

(d)

Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

(e)

Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(f)

Notices. Any notice to be given hereunder shall be in writing, and shall be sent to Holder or the Borrower, as the case may be, at the addresses set forth below each party’s signature hereto and shall be deemed received (i) on the earlier of the date of receipt or the date that is five business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested, (ii) one business day after dispatch if sent for overnight delivery by a nationally recognized overnight courier, (iii) on the day of transmission if sent by facsimile with electronic receipt of transmission; or (iv) when actually received, if personally delivered.

(g)

Maximum Rate of Interest. All payment obligations arising under this Note are subject to the express condition that at no time shall the Borrower be obligated or required to pay interest at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum rate which the Borrower is permitted by law to contract or agree to pay. If by the terms of this Note, the Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the applicable rate of interest shall be deemed to be immediately reduced to such maximum rate, and interest thus payable shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of principal.

(h)

Subsequent Holders. This Note is not transferrable by its holder, except with the written consent of the Borrower, which consent shall not be unreasonably withheld. In the event that any holder of this Note transfers this Note for value, the Borrower agrees that except with respect to subsequent holders with actual knowledge of a claim or defense, no subsequent holder of this Note shall be subject to any claims or defenses which Borrower may have against a prior holder (which claims or defenses are not waived as to prior holders), all of which are waived as to the subsequent holder, and that all such subsequent holders shall have all of the rights of a holder in due course with respect to the Borrower even though the subsequent holder may not qualify, under applicable law, absent this paragraph, as a holder in due course.

(i)

Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(j)

Severability. It is the desire and intent of the parties that the provisions of this Note be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Note would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Note. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Note. In addition, the parties understand and agree that notwithstanding any of the above provisions of this Section 7(j), no such severability shall be effective if it materially changes the economic benefit of this Note to any party.

(k)

Entire Agreement. This Note, together with the Security Agreement and the Exchange Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof and thereof.

[Signature page follows]

SIGNATURE PAGE TO NOTE

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first written above.

BORROWER:

HEATWURX, INC.

By:

Stephen Garland, President and CEO

Notice address:

Stephen Garland, President and CEO

Heatwurx, Inc.

6041 South Syracuse Way, Suite 315

Greenwood Village, CO  80111

HOLDER:

[NAME OF HOLDER]

By:

Notice address:

Telephone:

E-mail:

Exhibit 4

Form of Senior Security Agreement

SENIOR SECURITY AGREEMENT

THIS SENIOR SECURITY AGREEMENT dated as of May 22, 2013 (this “Agreement”) is executed by Heatwurx, Inc., a Delaware corporation (together with its successors and assigns, the “Debtor”), and         , as representative of the Senior Lenders listed on Exhibit 1 attached hereto (collectively, the “Secured Party”).

RECITALS:

WHEREAS, in order to induce the Secured Party to allow the Company to borrow up to $1,000,000 of Senior Secured Notes, the Debtor has agreed to enter into this Agreement and to grant to the Secured Party the security interest in the Collateral described below.

AGREEMENT:

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor hereby agrees with the Secured Party as follows:

1.

Definitions and Interpretation

When used in this Agreement, the following terms have the following respective meanings:

(a)

“Collateral” shall have the meaning given to that term in Section  hereof.

(b)

“Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction; provided, however, that Lien shall not be deemed to include any Permitted Liens (as defined herein).

(c)

“Obligations” shall mean the Senior Secured Notes and all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Debtor to the Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Loan Documents, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

(d)

“Permitted Liens” shall mean (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established or Liens for delinquent tax obligations as of the date hereof; (b) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, materialmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; (c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, and mechanic’s Liens, carrier’s Liens and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return of money bonds and other similar obligations, incurred in the ordinary course of business, whether pursuant to statutory requirements, common law or contractual arrangements; (d) Liens in favor of the Secured Party; (e) Liens upon any equipment acquired or held by the Debtor or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default (as defined in the Senior Secured Notes) under the Senior Secured Notes; (g) Liens which constitute rights of setoff of a customary nature or banker’s liens, whether arising by law or by contract; (h) leases or subleases and licenses or sublicenses granted in the ordinary course of the Debtor’s business; (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods; and (j) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums.

(e)

“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(f)

“UCC” means the Uniform Commercial Code as in effect in the State of Delaware from time to time.  Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2.

Grant of Security Interest

  As security for the Obligations, the Debtor hereby pledges to the Secured Party, and grants to the Secured Party, a security interest in all right, title and interest of the Debtor in and to the Collateral.  “Collateral” shall mean and include all right, title, interest, claims and demands of the Debtor in and to each and every asset, tangible and intangible, in which the Debtor has any right, title, interest, claim or demand, including, but not limited to, equipment, fixtures, real and personal property, patents, trademarks, copyrights, trade secrets, confidential information and any other proprietary or intellectual property rights, whether now owned or hereafter acquired, together with all substitutions, renewals or replacements of and additions, improvements, replacement parts and accumulations to any and all of such assets.  Notwithstanding the above, Collateral shall not include certain equipment Debtor has financed through CAT Financial which has a security interest in such assets.

3.

General Representations and Warranties

(a) The Debtor represents and warrants to the Secured Party that:

(a)

The Debtor is the owner or authorized user of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner or authorized user thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens;

(b)

Upon the filing of UCC-1 financing statements in the appropriate filing offices, the Secured Party has (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights therein, will have) a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens; and

(c)

The originals of all documents evidencing all accounts receivable and payment intangibles of the Debtor and the only original books of account and records of the Debtor relating thereto are, and will continue to be, kept at the chief executive office of the Debtor as the same may be changed only upon prior written notice to the Secured Party.

4.

Covenants Relating to Collateral

  The Debtor hereby agrees:

(a)

To perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to the Secured Party therein and the perfection and priority of such Lien by filing, except for Permitted Liens;

(b)

Not to use or permit any Collateral to be used (i) in violation in any material respect of any applicable law, rule or regulation, or (ii) in violation of any policy of insurance covering the Collateral;

(c)

To pay prior to delinquency all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral, other than Liens for delinquent taxes outstanding as of the date hereof, except as may be subject to good faith contest or as to which a bona fide dispute may arise;

(d)

Without prior written notice to the Secured Party, (i) not to change the Debtor’s name or place of business (or, if the Debtor has more than one place of business, its chief executive office), or the office in which the Debtor’s records relating to accounts receivable and payment intangibles are kept and (ii) not to change the Debtor’s state of formation;

(e)

To procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by the Secured Party to perfect, maintain and protect its Lien hereunder and the priority thereof and to deliver promptly upon the request of the Secured Party all originals of Collateral consisting of instruments;

(f)

Not to surrender or lose possession of (other than to the Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all Liens except Permitted Liens; provided that the Debtor may sell, lease, transfer, license or otherwise dispose of any of the Collateral in the ordinary course of business consisting of (i) the sale of inventory, (ii) sales of worn-out or obsolete equipment, (iii) non-exclusive licenses and similar arrangements for the use of the property of the Debtor and (iv) escrows of software or other intellectual property entered into by the Debtor in the ordinary course of Debtor’s business;

(g)

To comply with all material requirements of law relating to the production, possession, operation, maintenance and control of the Collateral; and

(h)

To permit the Secured Party and its representatives the right, at any time during normal business hours, upon reasonable prior notice, to visit and inspect the properties of the Debtor and its corporate, financial and operating records, and make abstracts therefrom, and to discuss the Debtor’s affairs, finances and accounts with its directors, officers and independent public accountants.

5.

Authorized Action by the Secured Party

  The Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact (which appointment is coupled with an interest) and agrees that the Secured Party may perform (but the Secured Party shall not be obligated to and shall incur no liability to the Debtor or any third party for failure so to do) any act which the Debtor is obligated by this Agreement to perform, and to exercise such rights and powers as the Debtor might exercise with respect to the Collateral, including the right to:

(a)

collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral;

(b)

enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;

(c)

make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral;

(d)

insure, process and preserve the Collateral;

(e)

pay any indebtedness of the Debtor relating to the Collateral; and

(f)

file UCC financing statements and execute other documents, instruments and agreements required hereunder;

provided, however, that the Secured Party shall not exercise any such powers granted pursuant to subsections (a) through  prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default.  The Debtor agrees to reimburse the Secured Party upon demand for any reasonable costs and expenses, including attorneys’ fees, the Secured Party may incur while acting as the Debtor’s attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations.  It is further agreed and understood between the parties hereto that such care as the Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Secured Party’s possession; provided, however, that the Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

6.

Litigation and Other Proceedings.

(a)

(a)

The Debtor shall have the right and obligation to commence and diligently prosecute such suits, proceedings or other actions for infringement or other damage, or reexamination or reissue proceedings, or opposition or cancellation proceedings as are reasonable to protect any of the patents, trademarks, copyrights, mask works or trade secrets.

(b)

Upon the occurrence and during the continuation of an Event of Default, the Secured Party shall have the right but not the obligation to bring suit or institute proceedings in the name of the Debtor or the Secured Party to enforce any rights in the Collateral, including any license thereunder, in which event the Debtor shall at the request of the Secured Party do any and all lawful acts and execute any and all documents reasonably required by the Secured Party in aid of such enforcement.  If the Secured Party elects not to bring suit to enforce any right under the Collateral, including any license thereunder, the Debtor agrees to use all reasonable measures, whether by suit, proceeding or other action, to cause to cease any infringement of any right under the Collateral by any Person and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

7.

Default and Remedies

(a)

 Default.

(a)

The Debtor shall be deemed in default under this Agreement upon the occurrence and during the continuance of an Event of Default (as defined in the Senior Secured Notes).

(b)

Remedies.  Upon the occurrence and during the continuance of any such Event of Default, the Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Agreement and by law, including the right to: (i) require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party; and (ii) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate.  The Debtor and the Secured Party each hereby agrees that thirty (30) days’ notice of any intended sale or disposition of any Collateral is reasonable.  In furtherance of the Secured Party’s rights hereunder, the Debtor hereby grants to the Secured Party an irrevocable, non-exclusive license, exercisable without royalty or other payment by the Secured Party, and only in connection with the exercise of remedies hereunder upon an Event of Default, to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which the Debtor now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored.

(c)

Application of Collateral Proceeds.  The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by the Secured Party at the time of, or received by the Secured Party after, the occurrence of an Event of Default) shall be paid to and applied as follows:

(i)

First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by the Secured Party;

(ii)

Second, to the payment to the Secured Party of the amount then owing or unpaid on the Secured Party’s Senior Secured Notes (applied first to any accrued but unpaid interest and thereafter to outstanding principal amounts);

(iii)

Third, to the payment of other amounts then payable to the Secured Party under any of the Loan Documents (applied first to any accrued but unpaid interest and thereafter to outstanding principal amounts); and

(iv)

Fourth, to the payment of the surplus, if any, to the Debtor, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

8.

Miscellaneous

(a)

 Notices.

(a)

All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or send via facsimile (with confirmation of receipt) to the parties at the address for such party set forth below (or at such other address for a party as shall be specified by like notice):

(i)

If to the Secured Party:

(ii)

If to the Debtor:

Stephen Garland, Chief Executive Officer

Heatwurx, Inc.

6041 S. Syracuse Way, Ste. 315

Greenwood Village, Co 80111

Notice given by facsimile shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices by facsimile shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section  if sent with return receipt requested to the electronic mail address specified by the receiving party in a signed writing in a nonelectronic form.  Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party.  Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

(b)

Termination of Security Interest.  Upon the payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Debtor.  Upon such termination, the Secured Party hereby authorizes the Debtor to file any UCC termination statements necessary to effect such termination and the Secured Party will execute and deliver to the Debtor any additional documents or instruments as the Debtor shall reasonably request to evidence such termination.

(c)

Waivers and Amendments.  This Agreement and the obligations of the Debtor and the rights of the Secured Party under this Agreement may be amended, waived, discharged or terminated (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of (i) the Debtor (which shall not be required in connection with a waiver of rights by the Secured Party), and (ii) the Secured Party.  Any amendment, waiver, discharge or termination effected in accordance with this Section  shall be binding upon the Secured Party and the Debtor.

(d)

Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to conflicts of law principles.

(e)

Attorneys’ Fees.  In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

(f)

Entire Agreement.  This Agreement together with the Loan Documents constitute and contain the entire agreement among the Debtor and the Secured Party and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(g)

Successors and Assigns.  Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

(h)

Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to the Secured Party, upon any breach or default of the Debtor under this Agreement shall impair any such right, power, or remedy of the Secured Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  All remedies, either under this Agreement or by law or otherwise afforded to the Secured Party, shall be cumulative and not alternative.

(i)

Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(j)

Telecopy Execution and Delivery.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

(k)

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

(l)

Construction.  The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the language used in this Agreement has been chosen by the parties to express their mutual intent.  Accordingly, no rules of strict construction will be applied against any party with respect to this Agreement.

(m)

Cumulative Rights.  No delay on the part of the Secured Party in the exercise of any power or right under this Agreement or under any other instrument executed pursuant to this Agreement shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

(n)

Payments Free of Taxes, Etc.  All payments made by the Debtor under the Loan Documents shall be made by the Debtor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings.  In addition, the Debtor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Agreement.  Upon request by the Secured Party, the Debtor shall furnish evidence satisfactory to the Secured Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(o)

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

(p)

Other Interpretive Provisions.  References in the Loan Documents to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  The words “include” and “including” and words of similar import when used in this Agreement shall not be construed to be limiting or exclusive.

 [Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of date first above written.

DEBTOR:

Heatwurx, Inc.

By:

Name:

Title:

AGREED:

SECURED PARTY:

, as Lenders’ Representative

By:

Name:

Title:

Exhibit 1

List of Lenders

JMW Fund, LLC

$100,000

San Gabriel Fund, LLC

$100,000

Richland Fund, LLC

$50,000

Darryl Monday

$250,000

Gus Blass III

$125,000

Capital Properties LLC

$125,000

Gus Blass II

$250,000